UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 11, 2006
                                                 ____________________________



                      First Keystone Financial, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Pennsylvania                     000-25328                         23-2576479
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



22 West State Street, Media, Pennsylvania                               19063
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (610) 565-6210
                                                   __________________________


                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The following amends the Form 8-K filed December 12, 2006 pursuant to which First Keystone Financial, Inc. reported under Item 3.02 unregistered sales of its common stock.


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
           __________________________________________

     In connection with the completion of the recently announced private placement of shares of the common stock of First Keystone Financial, Inc. (the "Company"), the Company agreed to appoint, subject first to the receipt of the non-objection of the Office of Thrift Supervision, Ned Vidinli of Financial Stocks, Inc., to its Board of Directors as well as that of its wholly owned subsidiary, First Keystone Bank. Financial Stocks Capital Partners IV L.P., an affiliate of Financial Stocks, Inc., purchased 221,515 shares of common stock in the private placement. The description of the foregoing agreement is qualified in its entirety by reference to the letter dated December 11, 2006 attached hereto as Exhibit 10.1, which is incorporated herein by reference.


ITEM 9.01  Financial Statements and Exhibits
           _________________________________

           (a)  Not applicable.
           (b)  Not applicable.
           (c)  Not applicable.
           (d)  Exhibits

           The following exhibit is filed herewith.

     Exhibit Number        Description
     ___________________   _____________________________________

     10.1                  Letter dated December 11, 2006




















                                                             2

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST KEYSTONE FINANCIAL, INC.



Date:  December 20, 2006      By: /s/ Rose M. DiMarco
                                  __________________________
                                  Rose M. DiMarco
                                  Chief Financial Officer




























                                                             3